UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 16, 2005

BALLY TOTAL FITNESS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27478	36-3228107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (773) 380-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 1.01	Entry into a Material Definitive Agreement.

                On September 16, 2005, Bally Total Fitness Holding Corporation, a Delaware corporation (the “Registrant”), and several of its subsidiaries (collectively, the “Sellers”), Crunch CFI, LLC, a Delaware limited liability company (“Crunch CFI”), and AGT Crunch Acquisition LLC (“Purchaser”), a Delaware limited liability company (an affiliate of AG Special Situation Corp.), entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which, among other things, the Sellers will transfer the health clubs operated under the “Crunch Fitness” brand along with certain additional facilities located in San Francisco, California to Crunch CFI and, thereafter, sell all of the outstanding ownership interests in Crunch CFI to Purchaser for a total purchase price of $45 million, subject to certain purchase price adjustments including, but not limited to, adjustments for taxes, insurance and rent. The Sellers will retain all pre-closing liabilities associated with the facilities. The transactions are expected to close on or prior to December 31, 2005, but are subject to a number of conditions set forth in the Purchase Agreement.

                The foregoing description of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which, along with a press release, dated September 19, 2005, relating to the above-described transaction, are attached as exhibits to this report.

Item 8.01	Other Events

                On September 19, 2005, the Company announced that it expects to file financial statements by November 30, 2005 and notice and hold an annual meeting of shareholders in mid-to-late January 2006.

                The press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

2.1	Purchase Agreement, dated September 16, 2005, among Bally Total Fitness Holding Corporation, Bally Total Fitness Corporation, Crunch Fitness International, Inc., Health & Tennis Corporation of New York, Inc., Jack La Lanne Fitness Centers, Inc., Soho Ho, LLC, Crunch L.A. LLC, 708 Gym, LLC, West Village Gym at the Archives LLC, 59th Street Gym, LLC, Flambe LLC, Ace, LLC, Crunch World, LLC, Crunch CFI, LLC, and AGT Crunch Acquisition LLC.

99.1	Press release, dated September 19, 2005, announcing the entry into the Purchase Agreement.

99.2	Press release, dated September 19, 2005, announcing that the Company expects to file financial statements by November 30, 2005 and notice and hold an annual meeting of shareholders in mid-to-late January 2006.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: September 20, 2005	/s/ Marc D. Bassewitz

Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel